FIRST NATIONAL BANK OF NEW ENGLAND

                      COMMERCIAL REVOLVING PROMISSORY NOTE

$250,000.00                                                  September 25, 1997
                                                      Springfield, Massachusetts

      ON DEMAND, FOR VALUE RECEIVED, the undersigned, MACE SECURITY INTERNATIONAL, INC., (individually and, if more than one, collectively, the "Borrower"), promises to pay (jointly and severally, if more than one) to the order of FIRST NATIONAL BANK OF NEW ENGLAND ("Lender"), at its office at One Commercial Plaza, Hartford, Connecticut or at such other place as the holder hereof (including Lender, hereinafter referred to as "Holder"), may designate, the principal sum of TWO HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($250,000.00), or the aggregate unpaid principal amount of all advances made by the Holder to the Borrower under the terms hereinafter set forth, whichever is less, in lawful money of the United States and to pay interest on the unpaid balance of this Note beginning as of the date hereof, before or after maturity or judgment (but subject to the default rate of interest set forth below) at the per annum rate set forth in Paragraph 2 below, which interest rate shall be computed daily and payable monthly in arrears on the basis of a Three Hundred Sixty (360) day year and a thirty (30) day month, together with all taxes levied or assessed on this Note or the debt evidenced hereby against the Holder, and together with all reasonable costs, expenses and reasonable attorneys' and other reasonable professionals' fees incurred in any action to collect and/or enforce this Note or to enforce, protect, preserve, defend, realize upon or foreclose any security agreement, mortgage or other agreement securing or relating to this Note, or to enforce, protect, preserve, defend or sustain the lien of said security agreement, mortgage or other agreement or in any litigation or controversy arising from or connected in any manner with said security agreement, mortgage or other agreement, or this Note. Borrower further agrees to pay all reasonable costs, expenses and reasonable attorneys' and other reasonable professionals' fees incurred by Holder in connection with any "workout" or default resolution negotiations involving legal counsel or other professionals and further in connection with any re-negotiation or restructuring of the indebtedness evidenced by this Note. Any such costs, expenses and/or fees remaining unpaid after demand therefor, may, at the discretion of the Holder, be added to the principal amount of the indebtedness evidenced by this Note.

      This Note has been executed and delivered subject to the following terms and conditions:

1. Advances.

      (a) Definitions. As used in this Paragraph 1and otherwise in this Note, the Following terms shall have the following, meanings:

            (i) "Acceptable Accounts" means an account receivable or accounts receivable of Borrower due not more than ninety (90) days from the date set forth on the original invoice evidencing such account receivable, arising from the absolute sale of goods by Borrower in which Borrower had the sole and complete ownership or the performance of services by Borrower in the ordinary course of its business, which conforms to the warranties set forth in subparagraph I (d) below, and which:
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                  (A) is not an account receivable of a person or entity
obligated to Borrower upon such account receivable (an "Account Debtor") which has suspended business, made a general assignment for the benefit of creditors, committed any act of insolvency, or filed or have had filed against it any petition under any bankruptcy law or any other law or laws for the relief of debtors;

                  (B) is not an account receivable which: (1) is subject to any setoff, counterclaim, defense, allowance or adjustment other than discounts for prompt payment shown on the invoice or to any dispute, objection or complaint by the Account Debtor concerning its liability on the account receivable and the goods, the sale of which gave rise to the account receivable, have not been returned, rejected, lost or damaged; (2) arises from a sale or sales to an affiliate, parent, or subsidiary of the Borrower; (3) is the obligation of an Account Debtor located in a foreign country; and (4) arises from a contract containing a prohibition against assigning or granting security interest therein; and

                  (C) is not an account receivable which Holder, in its sole discretion, shall notify the Borrower as being ineligible for an advance.

            (ii) "Acceptable Equipment" means all equipment and machinery of the Borrower which Holder, in its sole discretion, shall notify the Borrower as being eligible for an advance.

            (iii) "Acceptable Inventory" means all inventory of the Borrower consisting of raw materials, work-in-progress and finished goods which are held by or on behalf of the Borrower for sale or lease and which is: (A) in first class condition and salable through normal trade channels; (B) new and unused;
(C) owned by the Borrower and subject to no lien, security interest, charge or other encumbrance whatsoever, except those of Lender, if any; and (D) not of a class which Holder, in its sole discretion, shall notify the Borrower as being ineligible for an advance.

            (iv) "Maximum Permitted Amount" means an amount equal to the lesser of. (A) S250,000.00, or (B) the sum of (1) seventy-five percent (75%) of the net balance due on Acceptable Accounts. The Borrower shall, beginning with calendar year 1998, reduce the balance outstanding under this Note to zero for a period of thirty (30) days at least once per each calendar year in the quarter of Borrower's choosing.

            (v) "Termination Date" means May 31, 1998, as such date may be extended, in writing from time to time, in the Holder's sole and absolute discretion.

      (b) Procedure for Advances, Payment. Within the limits of the Maximum Permitted Amount, so long as Borrower is in compliance with all of the terms and conditions of this Note and no Event of Default (as defined in Paragraph 8 hereof) has occurred and no condition exists which would constitute an Event of Default but for the giving of notice or passage of time, or both, and so long as Holder has not demanded payment of any outstanding advances made hereunder, Borrower may request, and Lender may make, in its sole discretion, advances hereunder from time to time until the Termination Date in the aggregate principal amount not exceeding at any one time outstanding the Maximum Permitted Amount. Whenever Borrower desires an advance, Borrower
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                                                                     Page 3 of 8


shall notify the Lender (which notice shall be irrevocable) by telex, telecopy or telephone of the proposed borrowing. Such notice (each, a "Notice of Borrowing") shall specify the date of the proposed borrowing and the amount to be borrowed. Each Notice of Borrowing must be received by Lender no later than 11:00 a.m., Hartford, Connecticut time on the day such borrowing is requested. Each Notice of Borrowing shall be immediately followed by a written confirmation thereof by the Borrower and, if requested by Holder, a written certificate in form, scope and substance satisfactory to Holder and signed by the chief financial officer and president of the Borrower which shall set forth in sufficient detail Borrower's calculation of the Maximum Permitted Amount as described in subparagraph l(a)(iv)(B) above, if applicable, provided that if such written confirmation differs in any respect from the action taken by the Lender, the records of the Lender shall control absent manifest error. Advances and payments on this Note may be evidenced by borrowing certificates, a grid (if any) attached to this Note or similar certificates or documents, or by an internal ledger account of Holder. The Borrower agrees that the amount shown on said borrowing certificates, grid or similar certificate or internal ledger account of Holder as outstanding from time to time shall, in the absence of manifest error, be conclusive of the amount owing to the Holder pursuant to this Note. ALL ADVANCES HEREUNDER, TOGETHER WITH ACCRUED AND UNPAID INTEREST AND ANY OTHER AMOUNTS DUE HEREUNDER, SHALL BE DUE AND PAYABLE ON DEMAND, AND IF DEMAND IS NOT SOONER MADE, ON THE TERMINATION DATE, at which time Borrower shall have no ability to request, and Holder shall have no obligation to make, any further advances hereunder. Holder may, at its option, debit principal, interest, fees, costs and expenses due and payable hereunder to any of Borrower's accounts maintained with Holder on each date any such amount is due and payable.

      (c) Holder Discretion. Nothing, herein shall be construed to require Holder to make advances hereunder and nothing herein shall prohibit Holder from lending in excess of the Maximum Permitted Amount or from raising, or lowering the percentages of advances against Acceptable Accounts, Acceptable Inventory and/or Acceptable Equipment, it being agreed and understood by Borrower that all advances hereunder shall be at Holder's sole discretion and shall not establish a pattern or custom binding upon Holder.

      (d) Accounts Receivable Warranties. Borrower represents and warrants to Holder that: (i) each Acceptable Account is or, at the time it comes into existence will be, a true and correct statement of (A) the bona fide indebtedness of the applicable Account Debtor; and (B) the amount of the account for merchandise sold and delivered to, or for services performed for and accepted by, such Account Debtor, net of any charges, adjustments, discounts or other reductions whatsoever; and (ii) at the time of each borrowing hereunder, there are and, to the best of the Borrower's knowledge after due investigation, will be no defenses, counterclaims, discounts or setoffs that may be asserted against Acceptable Accounts.

2. Interest. Interest on each advance made hereunder shall accrue at a variable rate per annum of one percentage point (1.0%) in excess of the Prime Rate, with the term "Prime Rate" meaning the "Prime Rate" as published from time to time in the "Money Rates" section of The Wall Street Journal in the most recent edition preceding, the time of any interest rate determination, or in the event that such rate is no longer published in The Wall Street Journal, a comparable index or reference rate selected by Holder, in its sole discretion. The Prime Rate may not necessarily be the
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                                                                     Page 4 of 8


Lender's lowest or best rate. Any change in the interest rate because of a change in the Prime Rate shall become effective immediately, without notice or demand, on the date any change in the Prime Rate occurs.

      If not sooner demanded, interest shall be due and payable monthly in arrears beginning on November 1, 1997, and continuing on the first day of each and every month thereafter until the entire indebtedness evidenced by this Note has been fully and finally paid. Upon demand for payment of any advance made hereunder or the occurrence of an Event of Default, without in any way affecting the Holder's right to accelerate this Note, this Note shall bear interest at a rate which is three percentage points (3%) per annum greater than the rate otherwise in effect hereunder.

3. Lawful Interest. Notwithstanding any provisions of this Note, it is the understanding and agreement of the Borrower and Holder that the maximum rate of interest to be paid by Borrower to the Holder shall not exceed the highest or the maximum rate of interest permissible to be charged by a commercial tender such as Lender to a commercial borrower such as Borrower under the laws of the State of Connecticut. Any amounts paid in excess of such rate shall be considered to have been payments in reduction of principal.

4. Additional Payments. If Holder shall deem applicable to this Note (including, in each case, any borrowed and any unused portion thereof) or any advance made hereunder, any requirement of any law of the United States of America, any regulation, order, interpretation, ruling, official directive or Guideline (whether or not having the force of law) of the Board of Governors of the Federal Reserve System, the Comptroller of the Currency, the Federal Deposit Insurance Corporation or any other board or governmental or administrative agency of the United States of America which shall impose, increase, modify or make applicable to this Note or any advance made hereunder, or cause this Note or any advance made hereunder to be included in any reserve, special deposit, calculation used in the computation of regulatory capital standards, assessment or other requirement which imposes on Holder any cost that is attributable to the maintenance thereof, then, and in each such event, Borrower shall promptly pay Holder, upon its demand, such amount as will compensate Holder for any such cost, which determination may be based upon the Holder's reasonable allocation of the aggregate of such costs resulting from any such events. In the event any such cost is a continuing cost, a fee payable to Holder may be imposed upon Borrower periodically for so long as any such cost is deemed applicable by Holder, in an amount determined by Holder to be necessary to compensate Holder for any such cost, which determination may be based upon the Holder's reasonable allocation of the aggregate of such costs resulting from any such events. The determination by Holder of the existence and amount of any such cost shall, in the absence of manifest error, be conclusive.

5. Late Charge. In the event Borrower falls to pay any installment of interest within ten (10) days of when it is due and payable, without in any way affecting, the Holder's right to make demand for payment of or otherwise accelerate this Note, a late charge equal to five (5) percent of such late payment shall, at the option of Holder, be assessed against Borrower.

6. Mandatory and Optional Prepayments.

      (a) The Borrower shall immediately, without notice or demand, make a prepayment on account of the advances made hereunder on any date on which the aggregate principal amount
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                                                                     Page 5 of 8


outstanding of all advances made hereunder exceeds the Maximum Permitted Amount in an amount equal to the amount of such excess, together with accrued interest to the date of such prepayment on the advance or advances, or any portion thereof, being prepaid.

      (b) The Borrower may prepay the unpaid principal balance of this Note, in whole or in part, at any time without penalty or premium. Any and all such prepayments shall be applied first to interest accrued to the date of prepayment and then to the principal balance.

7. Financial Information. As promptly as practicable, upon Holder's request, Borrower shall deliver to Holder such documentation and information about the Borrower's financial condition, business and/or operations as Holder may, at any time and from time to time, request, including without limitation, business and/or personal financial statements, copies of federal and state income tax returns and all schedules thereto, aging reports of Borrower's accounts receivable and accounts payable and a listing of Borrower's inventory and equipment, all of which shall be in form, scope and content satisfactory to Holder, in its sole discretion.

8. Events of Default. Notwithstanding the demand nature of the indebtedness evidenced by this Note, which shall at all times be payable on demand, the Borrower agrees that each of the following shall constitute an "Event of Default" hereunder:

      (a) Failure of Borrower to pay any of Borrower's liabilities or obligations to Holder (whether under this Note or otherwise and whether now existing or hereafter incurred), including without limitation, any installment of interest or any other sum due hereunder, when due to be paid; or

      (b) Failure of Borrower to pay any advance hereunder on demand; or

      (c) Failure of Borrower to observe, perform or comply with any covenant, agreement or duty contained in this Note, which failure is not cured within ten
(10) days of Holder's notice to Borrower of such failure; or

      (d) If Borrower or any guarantor of any obligation of the Borrower to Holder shall be in default under any security agreement or other agreement governing, securing or relating to this Note, which default is not cured within any applicable cure period; or

      (e) If any material representation or material warranty made by the Borrower or any guarantor of any obligation of the Borrower to Holder, including without limitation, any such representation or warranty contained herein, or any statement, certificate or other data furnished by any of them in connection herewith, proves at any time to be incorrect or untrue in any material respect; or

      (f) Institution of or consent to proceedings, or the taking of any action in furtherance of, or the entry of any order or decree of a court of competent jurisdiction with respect to any of the following:
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                                                                     Page 6 of 8


            (i) Bankruptcy, insolvency or reorganization, readjustment, arrangement, composition or similar relief as to Borrower or any guarantor of any obligation of the Borrower to Holder under federal or state bankruptcy or insolvency statutes or related laws,

            (ii) Appointment of a receiver, liquidator, trustee or assignee in bankruptcy or insolvency as to Borrower or any guarantor of any obligation of the Borrower to Holder or a substantial part of their respective properties, or

            (iii) Assignment of the Borrower or any guarantor of any obligation of the Borrower to Holder for the benefit of creditors, the winding up or liquidation of the affairs of the Borrower or such guarantor, or the admission of Borrower or such guarantor in writing of its inability to pay its debts; or

      (g) The death, dissolution, liquidation, insolvency (the term "insolvency" shall mean either a negative tangible net worth or an inability to pay its debts as they mature) or termination of legal existence of Borrower or any guarantor of any obligation of the Borrower to Holder; provided however, that so long as the Lender is the collateral assignee of at least $1,800,000.00 of life insurance proceeds on the life of Guarantor, the death of Guarantor shall not result in an Event of Default hereunder; or

      (h) The service of any process upon the Holder seeking to attach or garnish by mesne or trustee process any funds of Borrower or of any guarantor of any obligation of the Borrower to Holder which are on deposit with the Holder in excess of $50,000.00; or

      (i) The failure by Borrower or any Guarantor of any obligation of the Borrower to Holder to pay or perform any material indebtedness or material obligation owed to any third party when due, or if any such other indebtedness or obligation shall be accelerated; or

      (j) If there shall be any material adverse change in the assets, liabilities, condition (financial, operating or otherwise or business of the Borrower or any guarantor of any obligation of the Borrower to Holder; or

      (k) If, at any time, the Holder believes in good faith that the prospect of payment of any obligation or the performance of any agreement of the Borrower or any guarantor of any obligation of the Borrower to Holder is impaired, or there is such a change in the assets, liabilities, condition (financial, operating or otherwise) or business of the Borrower or any such guarantor as the Holder believes in good faith increases its risk of non-collection, and Borrower falls to provide Holder with reasonable assurances to the contrary within fourteen (14) days of Holder's notice to Borrower requesting the same.

      Upon the occurrence of any Event of Default, all advances outstanding hereunder, together with accrued interest thereon and any other sums due under this Note, shall, at the option of the Holder, become immediately due and payable, and any obligation of the Holder to make advances hereunder shall terminate, at the option of the Bank, all of the foregoing without presentment or demand for payment, notice of non-payment, protest or any other notice or demand of any kind, all of which are expressly waived by the Borrower. Failure to exercise such option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.
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                                                                     Page 7 of 8


9. Lien and Right of Setoff. The Borrower hereby grants the Holder a lien and right of setoff for all Borrower's liabilities upon and against all the deposits, credits, collateral and property of the Borrower, now or hereafter in the possession or control of the Holder or in transit to it. Holder may, at any time after an Event of Default, apply or set off the same, or any part thereof, to any liability of the Borrower whether or not matured or demanded.

10. No Waiver. No delay or omission by Holder in exercising any rights hereunder, nor failure by the Holder to insist upon the strict performance by Borrower of any terms and provisions herein shall operate as or be deemed to be a waiver of such right, any other right hereunder, or any terms and provisions herein, and the Holder shall retain the right thereafter to insist upon strict performance by the Borrower of any and all terms and provisions of this Note or any document securing the repayment of this Note. No waiver of any right shall be effective unless in writing and signed by Holder, nor shall a waiver on one occasion be constituted as a bar to, or waiver of, any such right on any future occasion.

11. Prejudgment Remedy and Other Waivers. BORROWER ACKNOWLEDGES THAT THE LOAN EVIDENCED BY THIS NOTE IS A COMMERCIAL TRANSACTION AND WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT. NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF PROTEST, AND NOTICE OF ANY RENEWALS OR EXTENSIONS OF THIS NOTE, AND ALL RIGHTS UNDER ANY STATUTE OF LIMITATIONS. THE BORROWER ACKNOWLEDGES THAT BORROWER MAKES THESE WAIVERS KNOWINGLY AND VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF TIES WAIVER. THE BORROWER FURTHER ACKNOWLEDGES THAT THE LENDER HAS NOT AGREED WITH OR REPRESENTED TO BORROWER OR ANY OTHER PARTY HERETO THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE -DULY ENFORCED IN ALL INSTANCES.

12. Jury Waiver. THE BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY COURT AND IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS NOTE IS A PART AND/OR THE ENFORCEMENT OF ANY OF YOUR RIGHTS AND REMEDIES, INCLUDING WITHOUT LIMITATION, TORT CLAIMS. THE BORROWER ACKNOWLEDGES THAT BORROWER MAKES THIS WAIVER KNOWINGLY AND VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER. THE BORROWER FURTHER ACKNOWLEDGES THAT THE LENDER HAS NOT AGREED WITH OR REPRESENTED TO BORROWER OR ANY OTHER PARTY HERETO THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

13. Joint and Several Liability. References in this Note to the Borrower in the singular shall include the plural, and if Borrower consists of more than one person, the liability of each Borrower shall be joint and several.

14. Acknowledgment of Copy, Use of Proceeds. The Borrower acknowledges receipt of a copy of this Note and attests that the proceeds of this Note are to be used for general commercial
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                                                                     Page 8 of 8


purposes and that no part of such proceeds will be used, in whole or in part, for the purpose of purchasing or carrying any "margin security" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

      15. Miscellaneous. The provisions of this Note shall be binding upon the heirs, executors, administrators, successors and assigns of Borrower and shall inure to the benefit of Holder, its successors and assigns. If any provision of this Note shall, to any extent, be held invalid or unenforceable, then only such provision shall be deemed ineffective and the remainder of this Note shall not be affected. Borrower acknowledges and agrees that Holder shall have the right to report any delinquencies, defaults and/or losses incurred by Holder hereunder to any credit agency, bureau or service. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts (but not its conflicts of law provisions).


                                          BORROWER

Witness:                                  MACE SECURITY INTERNATIONAL, INC.


/s/ James K. Bodurtha                     By /s/ Mark A. Capone
-----------------------------                ------------------------------
                                                 Name: Mark A. Capone
                                                 Title: Treasurer

                       FIRST NATIONAL BANK OF NEW ENGLAND

                               SECURITY AGREEMENT


      SECURITY AGREEMENT made this 25th day of September, 1997 between MACE SECURITY INTERNATIONAL, INC., whose principal place of business is located at 160 Benmont Avenue, Bennington, Vermont 05201 ("Debtor"), and FIRST NATIONAL BANK OF NEW ENGLAND, a banking association having an office at One Commercial Plaza, Hartford, Connecticut ("Secured Party").

      In consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party, intending to be bound legally, agree as follows:

      I. Security Interest.

      A. To secure payment and performance of the Obligations (as defined below), Debtor hereby pledges, assigns, transfers and grants to Secured Party a continuing first priority security interest in all tangible and intangible personal property, (excluding Motor Vehicles unless so indicated below), including without limitation, Accounts, Chattel Paper, Contracts, Documents, Equipment, General Intangibles, Instruments and Inventory, as more particularly described in Exhibit A annexed, whether now owned or hereafter acquired by Debtor.

            Together, in each instance, with the renewals, substitutions, replacements, additions, rental payments, products and Proceeds thereof (hereinafter, collectively called the "Collateral").

            The security interest herein granted in the Collateral is a first priority security interest, except with respect to the prior liens set forth in Exhibit A.

      A. Debtor expressly acknowledges that the security interest granted hereunder shall remain as security for payment and performance of the Obligations, whether now existing or which may hereafter be incurred by future advances, or otherwise. The notice of the continuing grant of this security interest therefore shall not be required to be stated on the face of any document representing any such Obligations, nor otherwise identify it as being secured hereby.

      II. Cross-Collateralization. All Collateral which Secured Party may at any time acquire from Debtor or from any other source in connection with any of the Obligations shall constitute collateral for each and every Obligation, without apportionment or designation as to particular Obligations, and all Obligations, however and whenever incurred, shall be secured by all Collateral, however and whenever acquired, and Secured Party shall have the right, in its sole discretion, to determine the order in which Secured Party's rights in, or remedies against, any Collateral are to be exercised, and which type or which portions of Collateral are to be proceeded against and the order of application of Proceeds of Collateral as against particular Obligations.

      III. Definitions. The following terms shall have the following meanings:
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                                                                    Page 2 of 19


      A. "Accounts" means all accounts, as that term is defined in Article 9 of the Uniform Commercial Code as in effect from time-to-time in the Commonwealth of Massachusetts (the "UCC"), and, in any event, shall include any right to payment held by Debtor, whether in the form of accounts receivable, notes, drafts, acceptances or other forms of obligations and receivables, now owned or hereafter received or acquired by or belonging or owing to the Debtor (including, without limitation, under any trade name, style or division thereof) for Inventory sold or leased or services rendered by it whether or not earned by performance, together with all guarantees and security therefor and all Proceeds thereof, whether cash Proceeds or otherwise, including, without limitation, all right, title and interest of Debtor in the Inventory which gave rise to any such Accounts, including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed rejected or repossessed Inventory or other goods;

      B. "Chattel Paper" means all chattel paper, as that term is defined in
Article 9 of the UCC, and, in any event, shall include any writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific goods, whether now or hereafter held by Debtor;

      C. "Contracts" means all contracts, undertakings, franchise agreements or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments, as those terms are defined above and below) in or under which the Debtor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, and any agreement relating to the terms of payment or the terms of performance thereof;

      D. "Documents" means all documents, as that term is defined in Article 9 of the UCC;

      E. "Equipment" means all equipment, as that term is defined in Article 9 of the UCC and, in any event, shall include, without limitation, all machinery, tools, dyes, equipment, furnishings, vehicles (other than Motor Vehicles) and computers and other electronic data processing and other office equipment, including, but not limited to, the items of Equipment, if any, listed on Exhibit B attached hereto and made a part hereof, any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto, and all Contracts, contract rights and Chattel Paper arising out of any lease of any of the foregoing;

      F. "Financing Agreements" means this Agreement, and any and all agreements, notes, Guaranties, instruments, security agreements and documents evidencing, governing, securing or relating in any way to any of the Obligations, including without limitation, that certain commercial revolving promissory note of even date herewith in the original principal amount of TWO HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($250,000.00) of Debtor in favor of Secured Party;

      G. "General Intangibles" means all general intangibles, as that term is defined in Article 9 of the UCC, and, in any event, shall include all right, title and interest which the Debtor may now or hereafter have in or under any Contract, all customer lists, trademarks, patents, rights in intellectual property, interests in partnerships, joint ventures and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, recipes, experience, processes, models, drawings, blueprints, catalogs, materials and records, goodwill (including, without limitation, the goodwill associated with any trademark, trademark registration or trademark licensed under any trademark license, claims in or under insurance policies, including unearned premiums, uncertificated securities, deposit accounts, rights to receive tax refunds and other payments and rights of indemnification;

      H. "Instruments" means all instruments, as that term is defined in Article 9 of the UCC, and, in any event, shall include any negotiable instrument or certificated security, as defined in Article 8 of the UCC, or any other writing which evidences a right to the payment of money and is not itself an instrument that constitutes, or is a part of a group or writings that constitute, Chattel Paper, and is of a type which, in the ordinary course of business, is transferred by delivery with any necessary endorsement or assignment, whether now or hereafter held by Debtor;

      I. "Inventory" means all inventory, as that term is defined in Article 9 of the UCC, wherever located, and, in any event, shall include all inventory, merchandise, goods and other personal property which are held by or on behalf of the Debtor for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in the Debtor's business, or the processing, packaging, promotion, delivery or shipping of the same, and all finished goods, whether or not the same is in transit or in the constrictive, actual or exclusive occupancy or possession of the Debtor or is held by the Debtor or by others for the Debtor's account, including, without limitation, all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and all inventory which may be located on premises of the Debtor or of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other persons;

      J. "Motor Vehicles" shall have the same meaning as that contained in the General Laws of Commonwealth of Massachusetts;

      K. "Obligations" means any and all obligations, indebtedness, liabilities, guaranties, covenants and duties owing by Debtor to Secured Party, under any of the Financing Agreements, whether due or to become due, absolute or contingent, now existing or hereafter incurred or arising, whether or not otherwise guaranteed or secured and whether evidenced by any note or draft or documented on the books and records of Secured Party or otherwise on open account, including without limitation, all costs, expenses, fees, charges and attorneys' and other professional fees incurred by Secured Party in connection with, involving or related to the administration, protection, modification, collection, enforcement, preservation or defense of any of the Secured Party's rights with respect to any of the Obligations, the Collateral or any agreement, instrument or document evidencing, governing, securing or relating to any of the foregoing, including without limitation, all costs and expenses incurred in inspecting or surveying mortgaged real estate, if any, or conducting environmental studies or tests, and in connection with any "workout" or default resolution negotiations involving legal counsel or other professionals and any re-negotiation or restructuring of any of the Obligations; and

      L. "Proceeds" means all proceeds, as that term is defined in Article 9 of the UCC, and, in any event, shall include (a) any and all Accounts, Chattel Paper, Instruments, cash and other proceeds payable to the Debtor from time-to-time in respect of any of the foregoing collateral security, (b) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Debtor from time-to-time with respect to any of the collateral security, (c) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time-to-time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the collateral security by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (d) any and all other amounts from time-to-time paid or payable under or in connection with any of the collateral security.

      IV. Debtor's Representations and Warranties. Debtor represents and warrants to Secured Party as follows:

      A. Good Standing and Qualification/Legal Capacity. The Debtor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified to do business in the State of Vermont, and has all requisite corporate power and authority to own and operate its properties and to carry on its business as now being conducted.

      B. Authority. The Debtor has full corporate power and authority to enter into and perform the obligations under this Agreement, to execute and deliver the Financing Agreements and to incur the obligations provided for herein and therein, all of which have been duly authorized by all necessary and proper corporate or partnership action, if and as the case may be. No other consent or approval or the taking of any other action is required as a condition to the validity or enforceability of this Agreement or any of the other Financing Agreements.

      C. Binding Agreements. This Agreement and the other Financing Agreements constitute the valid and legally binding obligations of the Debtor, enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

      D. Litigation. There are no actions, suits, proceedings or investigations pending or threatened against the Debtor before any court or administrative agency, which either in any case or in the aggregate, if adversely determined, would materially and adversely affect the financial condition, assets or operations of the Debtor, or which question the validity of this Agreement or any of the other Financing Agreements, or any action to be taken in connection with the transactions contemplated hereby or thereby. This representation is exclusive of the information disclosed in Borrower's Securities and Exchange Commission Form 10-KSB for the fiscal year ended December 31, 1996, and Form 10-QSB for the quarter ended June 30, 1997, the Secured Party hereby acknowledging receipt and review of said Forms.

      E. No Conflicting Law of Agreement. The execution, delivery and performance by the Debtor of this Agreement and the other Financing Agreements:
(i) do not violate any provision of the Certificate of Incorporation and By-laws or the partnership agreement, if and as the case may be, of the Debtor, (ii) do not violate any order, decree or judgment, or any provision of any statute, rule or regulation, (ill) do not violate or conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a default under any shareholder agreement, partnership agreement, stock preference agreement, mortgage, indenture, contract or other agreement to which the Debtor is a party, or by which any of Debtor's properties are bound, or (iv) except for the liens and mortgages granted to Secured Party hereunder, do not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or assets of the Debtor.

      F. Financial Statements. The financial information of the Debtor, including, but not limited to, tax returns, balance sheets, statements of earnings, retained earnings, contributed capital and cash flow statements, heretofore submitted to Secured Party, is complete and correct and fairly presents the financial condition of the Debtor as of the dates of said information and the results of its operations and its cash flows for the periods referred to therein in accordance with generally accepted accounting principles, consistently applied. Since the submission of said information to Secured Party, there has been no material adverse change in the financial condition or business of the Debtor.

      G. Taxes. With respect to all taxable periods of the Debtor, the Debtor has filed all tax returns which are required to be filed and all federal, state, municipal, franchise and other taxes shown on such filed returns have been paid as due or have been reserved against, if not yet due, as required by generally accepted accounting principles, consistently applied, and the Debtor knows of no unpaid assessments against Debtor.

      H. Compliance. The Debtor is not in default with respect to or in violation of any order, writ, injunction or decree of any court or of any federal, state, municipal or other governmental department, commission, board, bureau, agency, authority or official, or in violation of any law, statute, rule or regulation to which Debtor or Debtor's properties is or are subject, where such default or violation would materially and adversely affect the financial condition of the Debtor. The Debtor represents that Debtor has not received notice of any such default or violation from any party. The Debtor is not in default in the payment or performance of any of Debtor's obligations to any third parties or in the performance of any mortgage, indenture, lease, contract or other agreement to which Debtor is a party or by which any of Debtor's assets or properties are bound. where such default would materially and adversely affect the financial condition of the Debtor.

      I. Office. The chief executive office and principal place of business of the Debtor, and the office where Debtor's books and records concerning Collateral are kept, is set forth in the first paragraph of this Agreement.

      J. Places of Business. The Debtor has no other places of business and locates no Collateral, specifically including books and records, at any location other than at Debtor's place of business set forth in the first paragraph of this Agreement.

      K. Contingent Liabilities. The Debtor is not a party to any suretyship, guarantyship, similar type agreement; nor has Debtor offered its endorsement to any individual, corporation or other entity or acted or failed to act in any manner which would in any way create a contingent liability (except for endorsement of negotiable instruments in the ordinary course of business).

      L. Licenses. The Debtor has all material licenses, permits and other permissions required by any government, agency or subdivision thereof, or from any licensing entity necessary for the conduct of Debtor's business, all of which the Debtor represents to be in good standing, and in full force and effect.

      M. Collateral. The Debtor is and shall continue to be the sole owner of the Collateral free and clear of all liens, encumbrances, security interests and claims except the liens granted to Secured Party hereunder; the Debtor is fully authorized to sell, transfer, pledge and/or grant a security interest in each and every item of the Collateral to Secured Party; all documents and agreements related to the Collateral shall be true and correct and in all respects what they purport to be; all signatures and endorsements that appear thereon shall be genuine and all signatories and endorsers shall have full capacity to contract; none of the transactions underlying or giving rise to the Collateral shall violate any applicable state or federal laws or regulations; all documents relating to the Collateral shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms; and the Debtor agrees to defend the Collateral against the claims of all persons other than Secured Party.

      N. Environmental, Health, Safety Laws. Debtor has not received any notice, order, petition or similar document in connection with or arising out of any violation of any environmental, health or safety law, regulation, rule or order, and Debtor knows of no basis for any claim of such violation or of any threat thereof.

      V. Affirmative Covenants of the Debtor. The Debtor covenants and agrees that from the date hereof until full and final payment and performance of all Obligations, the Debtor shall:

      A. Financial Information. Deliver to Secured Party: (i) as promptly as practicable upon Secured Party's request, such documentation and information about the Debtor's financial condition, business and/or operations as Secured Party may, at any time and from time to time, request, including without limitation, business and/or personal financial statements, copies of federal and state income tax returns and all schedules thereto, aging reports of Debtor's Accounts and accounts payable and a listing of Debtor's Inventory and Equipment, all of which shall be in form, scope and content satisfactory to Secured Party, in its sole discretion; and (ii) as promptly as practicable upon becoming aware of any Event of Default (as defined below), or any occurrence which but for the giving of notice or the passage of time would constitute an Event of Default, notice thereof in writing.

      B. Insurance and Endorsement. (i) Keep the Collateral and Debtor's other properties insured against loss or damage by fire and other hazards (so-called "All Risk" coverage) in amounts and with companies satisfactory to Secured Party to the same extent and covering such risks as is customary in the same or a similar business; maintain public liability coverage, including without limitation, products liability coverage, against claims for personal injuries or death; and maintain all worker's compensation, employment or similar insurance as may be required by applicable law; (ii) All insurance shall contain such terms, be in such form, and be for such periods satisfactory to Secured Party, and be written by such carriers duly licensed by the State of Vermont and satisfactory to Secured Party. Without limiting the generality of the foregoing, such insurance must provide that it may not be canceled without thirty (30) days prior written notice to Secured Party. The Debtor shall cause Secured Party to be endorsed as a loss payee with a long form Lender's Loss Payable Clause, in form and substance acceptable to Secured Party on all such insurance. In the event of a failure to provide and maintain insurance as herein provided, Secured Party may, at its option, provide such insurance and charge the amount thereof to the Debtor. The Debtor shall furnish to Secured Party certificates or other satisfactory evidence of compliance with the foregoing insurance provisions. The Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact, coupled with an interest, to make proofs of loss and claims for insurance, and to receive payments of the insurance and execute all documents, checks and drafts in connection with payment of the insurance. Any Proceeds received by Secured Party shall be applied to the Obligations in such order and manner as Secured Party shall determine in its sole discretion, or shall be remitted to the Debtor, in either event at Secured Party's sole discretion.

      C. Tax and Other Liens. Comply with all statutes and government regulations and pay all taxes (including withholdings), assessments, governmental charges or levies, or claims for labor, supplies, rent and other obligations made against it or its property which, if unpaid, might become a lien or charge against the Debtor or its properties.

      D. Place of Business. Maintain its place of business and chief executive offices at the address set forth in the first paragraph of this Agreement.

      E. Inspections. Upon reasonable notice and during normal business hours, allow Secured Party by or through any of their officers, attorneys, and/or accountants designated by Secured Party, for the purpose of ascertaining whether or not each and every provision hereof and of any related agreement, instrument and document is being performed, to enter the offices and plants of the Debtor to examine or inspect any of the properties, books and records or extracts therefrom, to make copies of such books and records or extracts therefrom, and to discuss the affairs, finances and accounts thereof with the Debtor all at such reasonable times and as often as Secured Party or any such representative of Secured Party may reasonably request.

      F. Litigation. Promptly advise Secured Party of the commencement or threat of litigation, including arbitration proceedings and any proceedings before any governmental agency (collectively, "Litigation"), which is instituted against the Debtor involving a claim in excess of $50,000.

      G. Maintenance of Existence. Maintain its corporate or partnership existence, as the case may be, and comply with all valid and applicable statutes, rules and regulations, and maintain its properties in good repair, working order and operating condition. The Debtor shall immediately notify Secured Party of any event causing material loss in the value of its assets.

      H. Collateral Duties. Do whatever Secured Party may request from time to time by way of obtaining, executing, delivering and filing financing statements, assignments, landlord's or mortgagee's waivers, and other notices and amendments and renewals thereof, and the Debtor will take any and all steps and observe such formalities as Secured Party may request in order to create and maintain a valid and enforceable first lien upon, pledge of, and first priority security interest in, any and all of the Collateral. Secured Party is authorized to file financing statements without the signature of the Debtor and to execute and file such financing statements on behalf of the Debtor as specified by the UCC to perfect or maintain Secured Party's security interest in all of the Collateral. All charges, expenses and fees Secured Party may incur in filing any of the foregoing, together with reasonable costs and expenses of any lien search required by Secured Party, and any taxes relating thereto, shall be charged to the Debtor and added to the Obligations.

      I. Notice of Default. Provide to Secured Party, within one business day after becoming aware of the occurrence or existence of an Event of Default or a condition which would constitute an Event of Default but for the giving of notice or passage of time on both, notice in writing of such Event of Default or condition.

      VI. Negative Covenants of the Debtor. The Debtor covenants and agrees that from the date hereof until full and final payment and performance of all Obligations, the Debtor shall not without the prior written consent of Secured
Party:

      A. Encumbrances. Incur or permit to exist any lien, mortgage, charge or other encumbrance against any of the Collateral, whether now owned or hereafter acquired, except: (i) liens required or expressly permitted by this Agreement;
(ii) pledges or deposits in connection with or to secure worker's compensation, unemployment or liability insurance; and (iii) tax liens which are being contested in good faith with the prior written consent of Secured Party and against which, if requested by Secured Party as a condition to its consent, the Debtor shall set up a cash reserve or post a surety bond in an amount equal to the total amount of the lien being contested.

      B. Consolidation or Merger. Merge into or consolidate with or into any corporation.

      C. Sale and Lease of Assets. Sell, lease or otherwise dispose of any of its assets in an aggregate amount in excess of $100,000.00, except for sales of inventory in the ordinary course of business.

      D. Name Changes. Change its corporate name or conduct its business under any trade name or style other than as set forth in this Agreement.

      E. Maintenance of Collateral. Permit to incur or suffer any loss, theft, substantial damage or destruction of any of the Collateral which is not immediately replaced with Collateral of equal or greater value, or which is not fully covered by insurance, the proceeds of which shall have been endorsed over to Secured Party in accordance with Section V.A.) hereof.

      F. Further Covenants. The Debtor hereby makes such further covenants, if any, as may be set forth on a Schedule 6(f) attached hereto and made a part hereof.

      VII. Rights of Secured Party. Upon the occurrence of any Event of Default, Secured Party shall have the right to declare all of the Obligations to be immediately due and payable and shall then have the rights and remedies of a secured party under the Uniform Commercial Code or under any other applicable law, including, without limitation, the right to take possession of the Collateral, and in addition thereto, the right to enter upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom and the right to occupy the Debtor's premises for up to ninety (90) days rent free for the purposes of liquidating Collateral, including without limitation, conducting an auction thereon. Secured Party may require the Debtor to make the Collateral (to the extent the same is moveable) available to Secured Party at a place to be designated by Secured Party. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give the Debtor at least ten
(10) days' prior written notice at the address of the Debtor set forth above (or at such other address or addresses as the Debtor shall specify in writing to Secured Party) of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the Uniform Commercial Code) that reasonable notification be given of the time and place of such sale or other disposition. After deducting all costs and expenses of collection, storage, custody, sale or other disposition and delivery (including reasonable attorneys' fees) and all other reasonable charges against the Collateral, the residue of the Proceeds of any such sale or disposition shall be applied to the payment of the Obligations in such order to priority as Secured Party shall determine and any surplus shall be returned to the Debtor or to any person or party lawfully entitled thereto. In the event the Proceeds of any sale, lease or other disposition of the Collateral hereunder, including without limitation, the Proceeds from the collection of Accounts, are insufficient to pay all of the Obligations in full, the Debtor will be liable for the deficiency, together with interest thereon, at the maximum rate allowable by law, and the costs and expenses of collection of such deficiency, including (to the extent permitted by law) without limitation, attorneys' fees, expenses and disbursements.

      VIII. Right of Secured Party to use and Operate Collateral, Etc. Upon the occurrence of any Event of Default, Secured Party shall have the right and power to take possession of all or any part of the Collateral, and to exclude the Debtor and all persons claiming under the Debtor wholly or partly therefrom, and thereafter to hold, store, and/or use, operate, manage and control the same. Upon any such taking of possession, Secured Party may, from time to time, at the expense of the Debtor, make all such repairs, replacements, alterations, additions and improvements to the Collateral as Secured Party may deem proper. In any such case Secured Party shall have the right to manage and control the Collateral and to carry on the business and to exercise all rights and powers of the Debtor in respect thereto as Secured Party shall reasonably deem best, including the right to enter into any and all such agreements with respect to the operation of the Collateral or any part thereof as Secured Party may see fit; and Secured Party shall be entitled to collect and receive all issues, profits, fees, revenues and other income of the same and every part thereof. Such issues, profits, fees, revenues and other income shall be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which Secured Party may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which Secured Party may be required or authorized to make under any provision of this Agreement (including legal costs and attorneys' fees). The remainder of such issues, profits, fees, revenues and other income shall be applied to the payment of the Obligations in such order of priority as Secured Party shall determine. Without limiting the Generality of the foregoing, Secured Party shall have the right to apply for and have a receiver appointed by a court of competent jurisdiction in any action taken by Secured Party to enforce its rights and remedies hereunder in order to manage, protect and preserve the Collateral and continue the operation of the business of the Debtor and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership including the compensation of the receiver and to the payment of the Obligations as aforesaid until a sale or other disposition of such Collateral shall be finally made and consummated.

      IX. Collection of Accounts Receivable, Etc. At any time after default, Secured Party shall have the right to require Debtor to and Debtor shall, upon written notice from Secured Party:

      A. Make collections of Proceeds upon its Accounts, hold the Proceeds received from collections in trust for Secured Party and turn over such Proceeds to Secured Party daily in the exact form which they are received, together with a collection report in form satisfactory to Secured Party. Secured Party shall immediately apply, subject to collection, such Proceeds and any Proceeds of Accounts received by it pursuant to the following provisions of this Section IX., to the payment of the Obligations in such order of priority as Secured Party shall determine;

      B. Assign or endorse the Accounts to Secured Party, and notify account debtors that the Accounts have been assigned and should be paid directly to Secured Party;

      C. Turn over to Secured Party all Inventory returned in connection with any of the Accounts;

      D. Mark or stamp each of its individual ledger sheets or cards pertaining to its Accounts with the legend "Assigned to First National Bank of New England," and stamp or otherwise mark and keep its books, records, documents and instruments relating to the Accounts in such manner as Secured Party may require; and

      E. Mark or stamp all invoices with a legend satisfactory to Secured Party so as to indicate that the same should be paid directly to Secured Party.

            Notwithstanding the foregoing, Secured Party shall have the right, at any time after the occurrence of an Event of Default, to itself so notify such account debtors to make such payments of the Accounts directly to Secured Party and Secured Party shall have the further right to notify the post office authorities to change the address for delivery of mail of Debtor to an address designated by Secured Party and to receive, open and dispose of all mail addressed to Debtor. For the purposes of this Section IX., Debtor hereby irrevocably constitutes Secured Party as Debtor's attorney-in-fact to issue in the name and execute or endorse on behalf of Debtor each and every notice, instrument and document necessary to carry out the purposes of the provisions of this Section IX., and to take such action in connection with the collection of the Accounts, including without limitation, suing thereon, compromising or adjusting the same, as Secured party, in its sole discretion, deems necessary. The power of attorney granted hereby shall be self-
            executing, but Debtor shall promptly execute and deliver to Secured Party, upon written request of Secured Party, such additional separate powers of attorney as Secured Party may from time to time request.

      X. Events of Default. The Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions (herein individually called an "Event of Default" and collectively called "Events of Default");

      A. Failure to pay any part of the Obligations when due;

      B. Nonperformance by the Debtor of any agreement with, or any condition imposed by Secured Party with respect to the indebtedness, which nonperformance is not cured within ten (10) days of Secured Party's notice to the Debtor of such failure;

      C. Secured Party's discovery of the Debtor's failure in any application of the Debtor to Secured Party to disclose any fact deemed by Secured Party to be material or of the making therein or in any of the said agreements, or in any affidavit or other documents submitted in connection with said application or the indebtedness, of any material misrepresentation by, on behalf of, or for the benefit of the Debtor;

      D. The reorganization (other than a reorganization pursuant to any of the provisions of the Bankruptcy Reform Act of 1978, as amended), or merger or consolidation of the Debtor (or the making of any agreement therefor) without the prior written consent of Secured Party;

      E. The Debtor's failure duly to account, to Secured Party's satisfaction, at such time or times as Secured Party may require, for any of the Collateral, or proceeds thereof, coming into the control of the Debtor, within ten (10) days of Secured Party's notice to the Debtor to do so; or

      F. The entering of a judgment in excess of $50,000.00 against the Debtor in any suit affecting the Debtor deemed by Secured Party to affect adversely its interest hereunder in the Collateral or otherwise.

      XI. Waivers, Etc. The Debtor hereby waives presentment, demand, notice, protest and all other demands and notices in connection with this Agreement or the enforcement of Secured Party's rights hereunder or in connection with any Obligations or any Collateral; consents to and waives notice of. (a) the granting of renewals, extensions of time for payment or other indulgences to the Debtor or to any account debtor in respect of any account receivable of the Debtor; (b) substitution, release or surrender of any Collateral; (c) the addition or release of persons primarily or secondarily liable on any of the Obligations or on any account receivable or other Collateral; and (d) the acceptance of partial payments on any Obligations or on any account receivable or other Collateral and/or the settlement or compromise thereof. No delay or omission on the part of Secured Party in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder. Any waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any such future occasion. THE DEBTOR FURTHER WAIVES ANY RIGHT IT MAY HAVE UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (OR UNDER THE LAWS OF ANY OTHER STATE IN WHICH ANY OF THE COLLATERAL MAY BE LOCATED), OR UNDER THE CONSTITUTION OF THE UNITED STATES OF AMERICA, TO NOTICE OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY executing, but Debtor shall promptly execute and deliver to Secured Party, upon written request of Secured Party, such additional separate powers of attorney as Secured Party may from time to time request.

      I. Events of Default. The Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions (herein individually called an "Event of Default" and collectively called "Events of Default");

      A. Failure to pay any part of the Obligations when due;

      B. Nonperformance by the Debtor of any agreement with, or any condition imposed by Secured Party with respect to the indebtedness, which nonperformance is not cured within ten (10) days of Secured Party's notice to the Debtor of such failure;

      C. Secured Party's discovery of the Debtor's failure in any application of the Debtor to Secured Party to disclose any fact deemed by Secured Party to be material or of the making therein or in any of the said agreements, or in any affidavit or other documents submitted in connection with said application or the indebtedness, of any material misrepresentation by, on behalf of, or for the benefit of the Debtor;

      D. The reorganization (other than a reorganization pursuant to any of the provisions of the Bankruptcy Reform Act of 1978, as amended), or merger or consolidation of the Debtor (or the making of any agreement therefor) without the prior written consent of Secured Party;

      E. The Debtor's failure duly to account, to Secured Party's satisfaction, at such time or times as Secured Party may require, for any of the Collateral, or proceeds thereof, coming into the control of the Debtor, within ten (10) days of Secured Party's notice to the Debtor to do so; or

      F. The entering of a judgment in excess of $50,000.00 against the Debtor in any suit affecting the Debtor deemed by Secured Party to affect adversely its interest hereunder in the Collateral or otherwise.

      II. Waivers, Etc. The Debtor hereby waives presentment, demand, notice, protest and all other demands and notices in connection with this Agreement or the enforcement of Secured Party's rights hereunder or in connection with any Obligations or any Collateral; consents to and waives notice of: (a) the granting of renewals, extensions of time for payment or other indulgences to the Debtor or to any account debtor in respect of any account receivable of the Debtor; (b) substitution, release or surrender of any Collateral; (c) the addition or release of persons primarily or secondarily liable on any of the Obligations or on any account receivable or other Collateral; and (d) the acceptance of partial payments on any Obligations or on any account receivable or other Collateral and/or the settlement or compromise thereof. No delay or omission on the part of Secured Party in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder. Any waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any such future occasion. THE DEBTOR FURTHER WAIVES ANY RIGHT IT MAY HAVE UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (OR UNDER THE LAWS OF ANY OTHER STATE IN WHICH ANY OF THE COLLATERAL MAY BE LOCATED), OR UNDER THE CONSTITUTION OF THE UNITED STATES OF AMERICA, TO NOTICE OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY

PROVIDED BY THIS AGREEMENT TO SECURED PARTY AND WAIVES ITS RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE FOREGOING PROVISIONS HEREOF ON THE GROUNDS (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING. THE DEBTOR'S WAIVERS UNDER THIS SECTION HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY, KNOWINGLY, WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS THEREOF.

      XII. Termination; Assignment, Etc. This Agreement and the security interest in the Collateral created hereby shall terminate when all of the Obligations have been paid and finally discharged in full. No waiver by Secured Party or by any other holder of the Obligations of any default shall be effective unless in writing signed by Secured Party nor shall any waiver granted on any one occasion operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment by Secured Party of all or any of the Obligations held by Secured Party, Secured Party may assign or transfer its respective rights and interests under this Agreement in whole or in part to the purchaser or purchasers of such Obligations, whereupon such purchaser or purchasers shall become vested with all of the powers and rights hereunder, and Secured Party shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interests so assigned except that Secured Party shall be liable for damages suffered by the Debtor as a result of actions taken by Secured Party in bad faith or with willful misconduct.

      XIII. Notices. Except as otherwise provided herein, notice to the Debtor or to Secured Party shall be deemed to have been sufficiently given or served for all purposes hereof if mailed by certified or registered mail, return receipt requested, as follows:

      A.    if to Debtor:

            Mace Security International, Inc.
            160 Benmont Avenue
            Bennington, VT 05201
            Attention: Jon E. Goodrich

      B.    if to Secured Party:

            First National Bank of New England
            One Commercial Plaza
            Hartford, Connecticut 06103
            Attention: Documentation Department

      XIV. Jury Waiver. THE DEBTOR HEREBY WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART AND/OR THE ENFORCEMENT OF ANY OF SECURED PARTY'S RIGHTS AND REMEDIES, INCLUDING WITHOUT LIMITATION, TORT CLAIMS. THE DEBTOR ACKNOWLEDGES THAT DEBTOR MAKES THIS WAIVER VOLUNTARILY, INTELLIGENTLY,

KNOWINGLY, WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS THEREOF.

      XV. Miscellaneous. This Agreement shall inure to the benefit of and be binding upon Secured Party and the Debtor and their respective successors and assigns. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      XVI. Governing Law. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts and may not be amended except in writing.

      XVII. Incorporation by Reference.

      IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date first above written.


WITNESSES:                                MACE SECURITY
                                          INTERNATIONAL, INC.


/s/ James K. Bodurtha                     By /s/ Mark A. Capone
---------------------------                  ----------------------------
                                             Name:  Mark A. Capone
                                             Title: Treasurer

                                          FIRST NATIONAL BANK OF
                                          NEW ENGLAND


/s/ James K. Bodurtha                     By /s/ Richard M. Rabideau
---------------------------                  ----------------------------
                                             Name:  Richard M. Rabideau
                                             Title: Senior Vice President

                         COMMONWEALTH OF MASSACHUSETTS

Hampden, ss.                                                 September 25, 1997

Then personally appeared the above-named Mark A. Capone, Treasurer of MACE SECURITY INTERNATIONAL, INC., and acknowledged the foregoing to be his free act and deed and the free act and deed of MACE SECURITY INTERNATIONAL, INC., before me.


                                    /s/ James K. Bodurtha
                                    --------------------------------------------
                                                                 , Notary Public


                                          My commission expires:

                                                JAMES K. BODURTHA
                                                  NOTARY PUBLIC
                                           Commonwealth of Massachusetts
                                        My commission expires: Nov. 8, 2002


                         COMMONWEALTH OF MASSACHUSETTS

Hampden, ss.                                                 September 25, 1997

Then personally appeared the above-named Richard M. Rabideau, Senior Vice President of FIRST NATIONAL BANK OF NEW ENGLAND, and acknowledged the foregoing to be the free act and deed of FIRST NATIONAL BANK OF NEW ENGLAND, before me.


                                    /s/ James K. Bodurtha
                                    --------------------------------------------
                                                                 , Notary Public

                                          My commission expires:

                                                JAMES K. BODURTHA
                                                  NOTARY PUBLIC
                                           Commonwealth of Massachusetts
                                        My commission expires: Nov. 8, 2002

                                 Schedule 6(t)

                              Financial Covenants

Unless the Bank otherwise consents in writing, See Financing Agreements.

                                   Exhibit A

                            (Collateral Description)

Debtor:                                         Secured Party:

Mace Security International, Inc.         First National Bank of New England
160 Benmont Avenue                        One Commercial Plaza
Bennington, VT 05201                      Hartford, Connecticut 06103

      (a) all accounts, as that term is defined in Article 9 of the Uniform Commercial Code as in effect from time-to-time in the Commonwealth of Massachusetts (the "UCC"), now owned or hereafter acquired, and, in any event, shall include any right to payment held by Debtor, whether in the form of accounts receivable, notes, drafts, acceptances or other forms of obligations and receivables, now owned or hereafter received or acquired by or belonging or owing to the Debtor (including, without limitation, under any trade name, style or division thereof) for inventory sold or leased or services rendered by it whether or not earned by performance, together with all guarantees and security therefor and all proceeds thereof, whether cash proceeds or otherwise, including, without limitation, all right, title and interest of Debtor in the inventory which gave rise to any such accounts, including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed rejected or repossessed inventory or other goods;

      (b) all chattel paper, as that term is defined in Article 9 of the UCC, now owned or hereafter acquired, and, in any event, shall include any writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific goods, whether now or hereafter held by Debtor;

      (c) all contracts, undertakings, franchise agreements or other agreements (other than rights evidenced by chattel paper, documents or instruments, as those terms are defined above and below), now owned or hereafter acquired, in or under which the Debtor may now or hereafter have any right, title or interest, including, without limitation, with respect to an account, and any agreement relating to the terms of payment or the terms of performance thereof;

      (d) all documents, as that term is defined in Article 9 of the UCC now owned or hereafter acquired;

      (e) all equipment, as that term is defined in Article 9 of the UCC, and, in any event, shall include, without limitation, all machinery, tools, dyes, equipment, furnishings, fixtures, leasehold improvements, vehicles (other than motor vehicles) and computers and other electronic data processing and other office equipment, now owned or hereafter acquired, including, but not limited to, the items of equipment, if any, listed on Exhibit B attached hereto and made a part hereof, any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto, and all contracts, contract rights and chattel paper arising out of any lease of any of the foregoing;

      (f) all general intangibles, as that term is defined in Article 9 of the UCC, now owned or hereafter acquired, and, in any event, shall include all right, title and interest which the Debtor may now or hereafter have in or under any contract, all customer lists, trademarks, patents, rights in intellectual property, interests in partnerships, joint ventures and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, recipes, experience, processes, models, drawings, blueprints, catalogs, materials and records, goodwill (including, without limitation, the goodwill associated with any trademark, trademark registration or trademark licensed under any trademark license, claims in or under insurance policies, including unearned premiums, uncertificated securities, deposit accounts, rights to receive tax refunds and other payments and rights of indemnification;

      (g) all instruments, as that term is defined in Article 9 of the UCC, now owned or hereafter acquired, and, in any event, shall include any negotiable instrument or certificated security, as defined in Article 8 of the UCC, or any other writing which evidences a right to the payment of money and is not itself an instrument that constitutes, or is a part of a group or writings that constitute, chattel paper, and is of a type which, in the ordinary course of business, is transferred by delivery with any necessary endorsement or assignment, whether now or hereafter held by Debtor;

      (h) all inventory, as that term is defined in Article 9 of the UCC, now owned or hereafter acquired, wherever located, and, in any event, shall include all inventory, merchandise, goods and other personal property which are held by or on behalf of the Debtor for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in the Debtor's business, or the processing, packaging, promotion, delivery or shipping of the same, and all finished goods, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of the Debtor or is held by the Debtor or by others for the Debtor's account, including, without limitation, all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and all inventory which may be located on premises of the Debtor or of any carriers, forwarding agents, truckers, warehouseman, vendors, selling agents or other persons;

      (i) all proceeds, as that term is defined in Article 9 of the UCC, now owned or hereafter acquired, and, in any event, shall include (a) any and all accounts, chattel paper, instruments, cash and other proceeds payable to the Debtor from time-to-time in respect of any of the foregoing collateral security,
(b) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Debtor from time-to-time with respect to any of the collateral security, (c) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time-to-time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the collateral security by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (d) any and all other amounts from time-to-time paid or payable under or in connection with any of the collateral security;

      (j) all other collateral in which the Debtor may hereafter grant to the Secured Party a security interest; and

      (k) all renewals, substitutions, replacements, additions, accessions and products of any and all of the foregoing.

                                  Other Liens

The security interest herein granted shall constitute:

1. A second priority security interest in all Inventory of the Debtor, said Inventory being subject only to (i) a first priority security interest granted to the Secured Party in connection with a 1,000,000.00 Small Business Administration Loan from Secured Party to Debtor, as evidenced by a separate Security Agreement by and between said parties of even date herewith, and (ii) a third priority security interest granted to the Secured Party in connection with a $800,000.00 Commercial Term Loan from Secured Party to Debtor, as evidenced by a separate Security Agreement by and between said parties of even date herewith.

2. A first priority security interest in all Accounts of the Debtor; said Accounts are subject only to (i) a second priority security interest granted to the Secured Party in connection with a $1,000,000.00 Small Business Administration Loan from Secured Party to Debtor, as evidenced by a separate Security Agreement by and between said parties of even date herewith, and (ii) a third priority security interest granted to the Secured Party in connection with a $800,000.00 Commercial Term Loan from Secured Party to Debtor, as evidenced by a separate Security Agreement by and between said parties of even date herewith.

3. A second priority security interest in all fixed assets, including Equipment, of the Debtor, said fixed assets, including Equipment, being subject only to (i) a first priority security interest granted to the Secured Party in connection with a $800,000.00 Commercial Term Loan from Secured Party to Debtor, as evidenced by a separate Security Agreement by and between said parties of even date herewith, and (ii) a third priority security interest in fixed assets, including Equipment, granted to the Secured Party in connection with a $1,000,000.00 Small Business Administration Loan from Secured Party to Debtor, as evidenced by a separate Security Agreement by and between said parties of even date.

4.    A third position security interest in all other Collateral of the Debtor.

                                   Exhibit B
                        (Specific Equipment Description)

                                 [NONE LISTED]

                       FIRST NATIONAL BANK OF NEW ENGLAND

                               GUARANTY AGREEMENT

      This Guaranty dated as of September 25th, 1997 from the undersigned jointly and severally, if more than one) (individually and collectively (if more than one) referred to as the "Guarantor") to FIRST NATIONAL BANK OF NEW ENGLAND (the "Bank").

      In consideration of and as a material inducement for the Bank making, now or in the future, loans, advances or otherwise giving credit to MACE SECURITY INTERNATIONAL, INC. (the "Borrower"), including, but not limited to, a loan (the "Loan") as evidenced by, among other things, a commercial revolving promissory note in the principal amount of TWO HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($250,000.00) of even date herewith and executed by Borrower (the "Note"), the Guarantor does hereby represent, warrant, covenant and agree as follows:

                                   ARTICLE I.

                            COVENANTS AND AGREEMENTS

      Section 1.1. The Guaranty. The Guarantor hereby absolutely and unconditionally (and Jointly and severally, if more than one) guarantees to the Bank the full and prompt payment and performance of all liabilities of Borrower to the Bank, whenever and however arising. As used herein, "liabilities" means any and all indebtedness, liabilities and obligations of Borrower to the Bank of every kind and description, including without limitation, the Loan, whether direct or indirect, primary or secondary, absolute or contingent, due or to become due, now existing or hereafter arising, regardless of how they arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, including without limitation, the Note, and all extensions, renewals and substitutions therefor, and further including, without limitation, all costs, expenses and attorneys' and other professionals" fees incurred in the collection of said liabilities and in any litigation arising from any of the liabilities or this Guaranty or in the defense, protection, preservation, realization or enforcement of any rights, liens or remedies against Borrower or in the defense, protection, preservation, realization and enforcement of any rights, liens or remedies against Guarantor under this Guaranty or otherwise, including without limitation, all costs and expenses incurred in inspecting or surveying mortgaged real estate, if any, or conducting environmental studies or tests. All payments by Guarantor shall be paid in lawful money of the United States of America. Each and every payment obligation or liability guaranteed hereunder shall give rise to a separate cause of action, and separate suits may but need not be brought hereunder as each cause of action arises.

      Section 1.2. Unconditional Nature of Guaranty.

      A. The obligations of Guarantor under this Guaranty shall be absolute and unconditional and shall remain in full force and effect until every payment, obligation or liability guaranteed hereunder shall have been fully and finally paid and performed. Guarantor further guarantees that all payments made by Borrower with respect to any liabilities hereby guaranteed wi11, when made, be final and agrees that if any such payment is recovered from or repaid by the Bank in whole or in part in any bankruptcy, insolvency or similar proceeding instituted by or against Borrower, this Guaranty shall continue to be fully applicable to such liabilities to the same extent as though the payment so recovered or repaid had never been originally made on such liabilities. The obligations of Guarantor shall not be affected, modified, released, discharged or impaired', in whole or in part, upon the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to, or consent of, Guarantor:

            (1) The compromise, settlement, release, change or modification (whether material or otherwise) or termination of any or all of the liabilities;

            (2) The failure to give notice to Guarantor of the occurrence of an event of default under the terms and provisions of this Guaranty, the Note or any of the other instruments, agreements or documents evidencing, securing or otherwise relating to any of the liabilities or securing or otherwise relating to this Guaranty (collectively, including the Note and this Guaranty, the "Loan Agreements");

            (3) The modification, amendment, recession or waiver by the Bank of the payment, performance or observance by Borrower or Guarantor of any of their respective obligations, conditions, covenants or agreements contained in any of the Loan Agreements;

            (4) The extension of time for payment of any principal, interest or any other amount due and owing under any of the Loan Agreements, or of the time for performance of any other obligations, covenants or agreements under or arising out of any of the Loan Agreements, or the extension or the renewal of any thereof;

            (5) The modification or amendment (whether material or otherwise) of any duty, obligation, covenant or agreement set forth in any of the Loan Agreements;

            (6) The taking or the failure to take any of the actions referred to in any of the Loan Agreements;

            (7) Any failure, omission, delay or lack on the part of the Bank to enforce, assert or exercise any right, power or remedy conferred on the Bank in any of the Loan Agreements;

            (8) The full or partial discharge of Borrower or any of the Other Guarantors (as defined below) in bankruptcy or similar proceeding or otherwise;

            (9) The release or discharge, in whole or in part, or the death, bankruptcy, liquidation or dissolution of any other person or entity other than the Guarantor which is primarily or secondarily liable with respect to the liabilities, including the Other Guarantors (as defined below);

            (10) The addition, exchange, release or surrender of all or any of the collateral held by the Bank as security for the liabilities; or

            (11) The default or failure of Guarantor fully to perform any of Guarantor's obligations set forth in this Guaranty.

      B. The Guarantor agrees that no delay, act of commission or omission of any kind or at any time upon the part of the Bank or its successors and assigns with respect to any matter whatsoever shall in any way impair the night of the Bank to enforce any right, power or benefit under this Guaranty or any of the other Loan Agreements to which Guarantor is a party or be construed to be a waiver thereof Any such night may be exercised from time to time and as often as may be deemed expedient. No set-off, counterclaim, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower has or may have against the Bank, or any assignee or successor thereof shall be available hereunder to Guarantor against the Bank or its successors and assigns.

      C. To the extent not otherwise expressly provided herein, the Guarantor expressly waives all defenses of suretyship or impairment of collateral.

      Section 1.3. Right of the Bank to Proceed Against Guarantor.

      A. Upon any failure in the payment or performance of any of the liabilities or of any of the obligations of Guarantor under this Guaranty, the liability of Guarantor shall be effective immediately without notice or demand and shall be payable or performable on demand without any suit or action against Borrower. No delay or omission in exercising any right hereunder shall operate as a waiver of such night or any other right.

      B. The Bank, in its sole discretion, shall have the right to proceed first and directly against the Guarantor under this Guaranty without proceeding against or exhausting any other remedies which it may have against Borrower or any other person primarily or secondarily liable for any of the liabilities, including without limitation, the Other Guarantors (as defined below) and without resorting to any security held by the Bank.

      C. This Guaranty is entered into by Guarantor for the benefit of the Bank and its successors and assigns, all of whom shall be entitled to enforce performance and observance of this Guaranty.

      Section 1.4. Waivers, Payment of Costs and Other Agreements.

      A. GUARANTOR ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS GUARANTY IS A
PART IS A COMMERCIAL TRANSACTION. GUARANTOR HEREBY EXPRESSLY WAIVES DILIGENCE, DEMAND, PRESENTMENT, PROTEST, NOTICE OF NONPAYMENT OR PROTEST, NOTICE OF THE ACCEPTANCE OF THIS GUARANTY, NOTICE OF ANY RENEWALS OR EXTENSIONS OF THE NOTE AND OF ANY LOANS MADE OR EXTENSIONS OR OTHER FINANCIAL ACCOMMODATIONS GRANTED TO BORROWER OR OTHER ACTION TAKEN IN RELIANCE HEREON AND ALL OTHER DEMANDS AND NOTICES OF ANY DESCRIPTION IN CONNECTION WITH THIS GUARANTY, ANY OF THE LIABILITIES OR OTHERWISE.

      B. THE GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY COURT AND IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS GUARANTY IS A PART AND/OR THE ENFORCEMENT OF ANY OF THE BANK'S RIGHTS AND REMEDIES, INCLUDING WITHOUT LIMITATION, TORT CLAIMS.

      C. Guarantor hereby waives any right of indemnity, reimbursement, contribution or subrogation arising as a result of any payment made by or on account of Guarantor hereunder, and will not prove any claim in competition with the Bank in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature. Guarantor agrees that Guarantor shall not be deemed a creditor of Borrower as the term "creditor" is defined in the United States Bankruptcy Code or as such term is or may be interpreted by the courts. Guarantor will not claim any set-off or counterclaim against Borrower in respect of any liability of Guarantor to Borrower. Guarantor waives any benefit of and any night to participate in any collateral which may be held by the Bank. In consideration of the Loan, Guarantor expressly releases Borrower of and from any and all liabilities, debts or claims which, as against the Borrower, the Guarantor ever had, now has or may have as a consequence of this Guaranty. The provisions of the paragraph shall remain in effect until such time as the liabilities shall have been finally and fully paid.

      D. THE GUARANTOR ACKNOWLEDGES THAT GUARANTOR MAKES THE WAIVERS SET FORTH IN SUBSECTIONS (A), (B) AND (C) ABOVE KNOWINGLY AND VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THOSE WAIVERS. THE GUARANTOR FURTHER ACKNOWLEDGES THAT THE BANK HAS NOT AGREED WITH OR REPRESENTED TO GUARANTOR OR ANY OTHER PARTY HERETO THAT THE PROVISIONS OF SUBSECTIONS (A), (B) AND (C) ABOVE WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

      E. Guarantor agrees to pay all costs and expenses, including attorneys fees, arising out of or with respect to the validity, enforcement, realization, protection or preservation of this Guaranty or any of the liabilities.

      F. If, for an reason, Borrower has no legal existence or is under no legal obligation to discharge any liabilities or if any liabilities have become irrecoverable from Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on Guarantor to the same extent as if Guarantor at all times had been the principal obligor on all such liabilities. In the event that acceleration of the time for payment of any liabilities is stayed upon the insolvency, bankruptcy or reorganization of Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of the Note or any of the other Loan Agreements shall be immediately due and payable by Guarantor, without notice or demand.

      Section 1.5. Set-off. The Guarantor hereby gives the Bank a lien and right of setoff for all Guarantor's liabilities to the Bank upon and against all Guarantor's deposits, credits, collateral and property now or hereafter in the possession or control of the Bank or in transit to it. The Bank may, at any time, without notice to Guarantor, apply or set-off the same, or any part thereof, to any liability of the Guarantor to the Bank, whether or not the Bank shall have made demand under this Guaranty and although such obligations may be contingent or unmatured.

                                   ARTICLE II.

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

      Section 2.1. Guarantor Representations, Warranties and Covenants. The Guarantor hereby represents, warrants and covenants that:

      A. Guarantor is an individual of full legal age and capacity and has the right and power to execute this Guaranty and the other Loan Agreements to which Guarantor is a party and to incur the obligations hereunder and thereunder.

      B. Neither the execution and delivery of this Guaranty and the other Loan Agreements to which Guarantor is a party, the consummation of the transactions contemplated hereby nor the fulfillment of or compliance with the terms and conditions of this Guaranty is prevented or limited by or conflicts with or results in a breach of the terms, conditions or provisions of any contractual or other restriction on the Guarantor or any agreement or instrument of whatever nature to which the Guarantor is now a party or by which the Guarantor or Guarantor's property is bound (or, if Guarantor is a corporation, the Certificate of Incorporation or By-laws of the Guarantor, or, if Guarantor is a partnership, the partnership agreement of the Guarantor) or constitutes a default under any of the foregoing.

      C. The Guarantor has received and will receive a direct and material benefit from the accommodations extended by the Bank to Borrower.

      D. All authorizations, consents and approvals of governmental bodies or agencies required in connection with the execution and delivery of this Guaranty and the other Loan Agreements to which Guarantor is a party, or in connection with the performance of the Guarantor's obligations hereunder or thereunder have been obtained as required hereunder or by law.

      E. This Guaranty constitutes a valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms.

      F. There is no action or proceeding pending or threatened against the Guarantor before any court or administrative agency that might adversely affect the ability of the Guarantor to perform Guarantor's obligations under this Guaranty.

      G. Guarantor will, at the request of the Bank, provide to the Bank such financial and other information about the financial condition, operations and business of Guarantor as the Bank may require from time to time, including without limitation, business and/or personal financial statements and copies of federal and state income tax returns and all schedules thereto, aging reports of Guarantor's accounts receivable and accounts payable and a listing of Guarantor's inventory and equipment, all of which shall be in form, scope and content satisfactory to the Bank, in its sole discretion.

      H. After any change in the condition or affairs (financial or otherwise) of Guarantor deemed by the Bank to be adverse and material and which the Bank believes, in good faith, impairs its security or increases its risk, Guarantor will, upon demand by the Bank, secure or additionally secure, as the case may be, the payment and performance of Guarantor's liabilities under this Guaranty and any other liability of Guarantor to the Bank by granting, pledging, assigning, delivering or transferring to the Bank a security interest in collateral of a value and character satisfactory to the Bank, and Guarantor authorizes the Bank to file and/or record, at Guarantor's expense, after Bank's request to Guarantor and Guarantor's failure to do so, any financing statement, mortgage or other document as the Bank may require to perfect any such security interest, and Guarantor hereby irrevocably appoints the Bank its attorney-in-fact to sign the name of Guarantor thereto.

      I. Failure of Guarantor to comply with any of the covenants herein or under any of the other Loan Agreements to which Guarantor is a party shall constitute a default of the liabilities, entitling the Bank to exercise all rights and remedies set forth in any of the Loan Agreements.

                                  ARTICLE III.

                         NOTICE AND SERVICE OF PROCESS,

                           PLEADINGS AND OTHER PAPERS

      Section 3.1. Designation of Agent for Service of Process. Guarantor represents, warrants and covenants that Guarantor is subject to service of process in the Commonwealth of Massachusetts and that Guarantor will remain so subject so long as any of the liabilities is outstanding. If for any reason Guarantor should not be so subject, Guarantor hereby designates and appoints, without power of revocation, the Secretary of State of the Commonwealth of Massachusetts as Guarantor's agent upon whom may be served all process, pleadings, notices or other papers which may be served upon Guarantor as a result of any of Guarantor's obligations under this Guaranty.

      Section 3.2. Consent to Service of Process. Guarantor irrevocably (a) agrees that any suit, action or other legal proceeding arising out of this Guaranty may be brought in the courts of record of the Commonwealth of Massachusetts or the courts of the United States located in such state; (b) consents to the jurisdiction of each such court in any such suit, action or proceeding; and (c) waives any objection which such Guarantor may have to the laying of venue of any such suit, action or proceeding in any of such courts. For such time as any of the liabilities is outstanding, Guarantor's agent designated in Section 3.1 hereof shall accept and acknowledge on Guarantor's behalf services of any and all process in any such suit, action or proceeding brought in any such court. Guarantor agrees and consents that any such services of process upon such agent and written notice of such service to Guarantor by registered mail shall be taken and held to be valid personal service upon Guarantor and that any such service of process shall be of the same force and validity as if services were made upon Guarantor according to the laws governing the validity and requirements of such service in such state, and waives all claim of error by reason of any such service.

      Section 3.3 Notices. All notices or other communications required or permitted to be given hereunder shall be considered effective and properly given if sent by a nationally recognized overnight messenger service or mailed first class United States mail, postage prepaid, registered or certified mail, with return receipt requested, or by delivery of same to the address beneath the Guarantor's signature below by prepaid messenger or telegram, whether or not receipt thereof is acknowledged or is refused by the addressee or any person at such address, or at such other place as any party hereto may be notified in writing as a place for service or notice hereunder.

                                  ARTICLE IV.

                                    GENERAL

      Section 4.1. No Remedy Exclusive, Effect of Waiver. No remedy herein conferred upon or reserved to the Bank is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity. In order to entitle the Bank to exercise any remedy reserved to it in this Guaranty, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the parties thereunto duly authorized. A waiver on one occasion shall not be a bar to or waiver of any right of any other occasion. The Guarantor acknowledges that this Guaranty supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and is intended as a final expression and a complete and exclusive statement of the terms of this Guaranty.

      Section 4.2. Counterparts. This Guaranty may be executed simultaneously in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

      Section 4.3. Severability. The invalidity or unenforceability of any one or more phrases, sentences, clauses or Sections contained in this Guaranty shall not affect the validity or enforceability of the remaining portions of this Guaranty, or any part thereof.

      Section 4.4. Massachusetts Law. This Guaranty shall be governed by the laws of the Commonwealth of Massachusetts (but not its conflicts of law provisions).

      Section 4.5. Other Guarantors. The Guarantor acknowledges that other individuals or entities, including without limitation, each other Guarantor hereunder, have or may also guaranty the liabilities of the Borrower (including each other Guarantor hereunder, the "Other Guarantors") and that Guarantor is unconditionally delivering this Agreement to the Bank. The Guarantor further acknowledges that the failure of any of the Other Guarantors to execute and deliver their respective guarantees or the discharge of any of the Other Guarantors and their respective guarantied obligations shall not discharge the liability of the Guarantor.

      IN WITNESS WHEREOF, Guarantor has executed this Agreement on the date first above written.


WITNESS:


/s/ Bonnie L. Sennett                   /s/ Jon E. Goodrich
-------------------------------        -----------------------------------------
                                       Jon E. Goodrich

                                       Address: Monument Avenue Extension
                                                Bennington, VT 05201

                                     VERMONT
                          -----------------------------
                                     (STATE)

Bennington   , ss.                                            September 25, 1997
(COUNTY)

Then personally appeared the above-named Jon E. Goodrich and acknowledged the foregoing to be his free and act deed, before me.


                                       /s/ Bonnie L. Sennett
                                       -----------------------------------------
                                       BONNIE L. SENNETT        , Notary Public
                                       My commission expires: 2/10/99